UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 30, 2009
(Date of earliest event reported: March 30, 2009)
Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

237 Park Avenue
New York, New York	10017

(Address of Principal Executive Offices)	(Zip Code)
(212) 527-4000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.	Election of Directors; Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Ann D. Jordan as a Director of Revlon, Inc. On March 30, 2009, Revlon, Inc. (“Revlon” and, together with its subsidiaries, the “Company”) announced that Revlon’s Board of Directors had increased the size of the Board from 11 directors to 12 directors and elected Ann D. Jordan as a Director of Revlon, effective immediately. Ms. Jordan’s election will increase the number of independent Directors on Revlon’s Board of Directors to 8 members and Revlon will continue to have a majority of independent Directors on its Board.
Ms. Jordan acts as a private consultant on various civic matters, drawing from her past experience as a cultural and educational leader, and also serves as a director, trustee or member for a number of civic, public and private organizations. She serves as a director of Catalyst Inc., a non-profit, membership organization for women’s business initiatives, and as an honorary trustee of the University of Chicago and The Brookings Institution, a non-profit, public policy organization based in Washington, D.C. She also currently serves as a director, trustee or member of the following organizations: The National Symphony Orchestra (Chairman); Memorial Sloan-Kettering Cancer Center (Trustee); the National Museum of African American History and Culture (Member); and WETA, the Washington, D.C. public broadcasting station (Member). From 1970 to 1987, Ms. Jordan’s professional career was spent in the areas of social work and education, including serving as a Director of the Department of Social Services for Chicago Lying-In Hospital at the University of Chicago Hospital Medical Center and also as Field Work Assistant Professor at the University of Chicago School of Social Service Administration. Ms. Jordan has formerly served as a Director on the Boards of several public companies, including: Johnson & Johnson (from 1981 to 2007); Citigroup, Inc. or its predecessors (from 1989 to 2007); Automatic Data Processing, Inc. (from 1993 to 2007); and Allied Security Services, LLC (from 2007 to 2008).
Ms. Jordan does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer, General Counsel and Secretary
Date: March 30, 2009